UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2011

Orchid Cellmark Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (609) 750-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)	Agreement and Plan of Merger

On April 5, 2011, Orchid Cellmark Inc., a Delaware corporation (“Orchid”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Laboratory Corporation of America Holdings, a Delaware corporation (“LabCorp”), and OCM Acquisition Corp., a Delaware corporation and wholly owned subsidiary of LabCorp (“Purchaser”), pursuant to which LabCorp will acquire Orchid in a two-step transaction. On April 6, 2011, Orchid and LabCorp issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Merger Agreement, and subject to its terms and conditions, Purchaser will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of Orchid’s common stock, par value $0.001 per share, including, to the extent outstanding, the associated preferred stock purchase rights (the “Rights”) issued under the Rights Agreement, dated July 27, 2001, as amended, between Orchid and American Stock Transfer & Trust Company, as rights agent, (such Rights, to the extent outstanding, together with the shares of Orchid common stock, the “Shares”). In the Offer, each Orchid shareholder will receive for each Share validly tendered and not withdrawn, $2.80 per Share, net to the selling shareholder in cash, without interest thereon and subject to any tax withholding (the “Offer Price”), upon the terms and subject to the conditions set forth in the Merger Agreement.

Pursuant to the Merger Agreement, Purchaser will commence the Offer on or before April 19, 2011, and it will remain open for 21 business days, unless extended in accordance with the Merger Agreement and the laws and rules applicable to tender offers. Purchaser’s obligation to accept for payment and pay for Shares tendered in the Offer is subject to customary conditions, including, among other things, that (i) at least a majority of the outstanding Shares (determined on a fully-diluted basis) shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn and (ii) the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired or terminated.

Following the completion of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including, if required, a vote of Orchid’s shareholders with respect to the adoption of the Merger Agreement, Purchaser will be merged with and into Orchid (the “Merger”), with Orchid surviving the Merger as a wholly owned subsidiary of LabCorp. At the effective time of the Merger, each remaining issued and outstanding Share (other than Shares held by LabCorp or its subsidiaries or by shareholders who have properly exercised their dissenters’ rights under Section 262 of the Delaware General Corporation Law) will be automatically converted into the right to receive the Offer Price net to the seller in cash, without interest, as set forth above.

Subject to the terms of the Merger Agreement, Orchid has granted Purchaser an irrevocable option (the “Top-Up Option”) to purchase that number of newly issued Shares that is equal to the lowest number of Shares that, when added to the number of Shares owned by LabCorp, Purchaser and their respective subsidiaries and affiliates at the time of such exercise, shall constitute one (1) share more than 90% of the Shares then outstanding (determined after giving effect to the issuance of the Shares upon exercise of the Top-Up Option). If LabCorp, Purchaser or their subsidiaries acquire more than 90% of the Shares, including through exercise of the Top-Up Option, it will complete the Merger through the “short form” procedures available under Delaware law.

The Merger Agreement includes customary representations, warranties and covenants of Orchid, LabCorp and Purchaser. Orchid has agreed to operate its business in the ordinary course until the Merger is consummated. Orchid has also agreed not to solicit, initiate, knowingly facilitate or encourage discussions with third parties regarding other proposals to acquire Orchid and to certain other restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary obligations of Orchid’s Board of Directors. The Merger Agreement also includes customary termination provisions for both Orchid and LabCorp and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including in connection with Orchid pursuing other acquisition proposals or a Superior Proposal (as defined in the Merger Agreement), Orchid may be required to pay to LabCorp a termination fee of $2.5 million, plus reimbursement of expenses of up to $500,000.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, does not purport to be complete and is qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Orchid engaged Oppenheimer & Co. Inc. (“Oppenheimer”) to serve as its financial advisor and render an opinion to Orchid’s Board of Directors as to the fairness to the holders of the Shares, from a financial point of view, of the Offer Price. On April 5, 2011, Oppenheimer delivered an opinion to the Board of Directors that as of the date of the opinion and based on and subject to the assumptions made, matters considered, qualifications and limitations set forth in the opinion, the Offer Price to be received by holders of the Shares in the Offer and the Merger pursuant to the Merger Agreement in the transaction is fair to such holders from a financial point of view. The full text of the written opinion of Oppenheimer, dated April 5, 2011, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, will be included in Orchid’s Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 to be filed with the Securities and Exchange Commission (the “SEC”) and mailed to Orchid’s shareholders in connection with the Offer described herein. Oppenheimer provided its opinion for the information and assistance of the Board of Directors in connection with its consideration of the Offer and the opinion was one of many factors taken into consideration by Orchid’s Board of Directors in making its determination to approve the Merger Agreement. The Oppenheimer opinion is not a recommendation to any shareholder as to whether such shareholder should tender Shares in the Offer or how to vote with respect to the Merger or any other matter.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Orchid, LabCorp or Purchaser. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Orchid or LabCorp or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule provided by Orchid. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Orchid’s or LabCorp’s public disclosures.

(b)	Rights Agreement Amendment

On April 5, 2011, Orchid also entered into an amendment to its Rights Agreement, dated as of July 27, 2001, as amended on March 31, 2003 (the “Rights Agreement”), between Orchid and American Stock Transfer & Trust Company, designed to make the provisions of the Rights Agreement inapplicable to the Merger Agreement, the Offer, the Top-Up Option, the Merger and the other transactions contemplated by the Merger Agreement. A copy of the amendment to the Rights Agreement is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure regarding the amendment to the Rights Agreement set forth above under Item 1.01 is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

A copy of the press release, issued on April 6, 2011, announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto.

Important additional information will be filed with the SEC and distributed to shareholders of Orchid.

This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of Orchid. The tender offer for shares of Orchid’s common stock described in this Form 8-K has not yet been commenced.

At the time the tender offer is commenced, LabCorp and Purchaser intend to file with the SEC and mail to Orchid’s shareholders a Tender Offer Statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related tender offer documents, and Orchid intends to file with the SEC and mail to its shareholders a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 in connection with the transaction. These documents will contain important information about LabCorp, Purchaser, Orchid, the transaction and other related tender offer matters. Investors and security holders are urged to read each of these documents carefully when they are available.

Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents to be filed with the SEC by LabCorp, Purchaser, and Orchid through the web site maintained by the SEC at www.sec.gov. The Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement, and such other documents also may be obtained for free by directing such requests to Morrow & Co. LLC, the information agent for the tender offer, at 1-203-658-9400 for banks and brokers or 1-877-827-0538 for shareholders and all others.

Cautionary Note Regarding Forward-Looking Statements

Investors are cautioned that statements in this Form 8-K that are not strictly historical statements, including, without limitation, statements relating to the expected benefits of the transaction, the timing of the closing of the transaction, Orchid’s future financial condition, operating results and economic performance, and management’s expectations regarding market position, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions of LabCorp and Orchid that are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, the risk that the conditions to the offer or the merger set forth in the agreement and plan of merger will not be satisfied or waived, uncertainties as to the timing of the tender offer and merger, uncertainties as to how many Orchid shareholders will tender their stock in the offer; the risk that competing offers will be made; changes in either companies’ businesses during the period between now and the closing; the successful integration of Orchid into LabCorp’s business subsequent to the closing of the transaction; adverse reactions to the proposed transaction by customers, suppliers or strategic partners; dependence on key personnel and customers; reliance on proprietary technology; management of growth and organizational change; risks associated with litigation; competitive actions in the marketplace; and adverse actions of governmental and other third-party payors; as well as other factors detailed in LabCorp’s and Orchid’s filings with the SEC, including LabCorp’s Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent SEC filings, and Orchid’s Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 5, 2011, by and among Laboratory Corporation of America Holdings, OCM Acquisition Corp., and Orchid Cellmark Inc.*

4.1	Second Amendment, dated April 5, 2011, to Rights Agreement, dated as of July 27, 2001, as amended on March 31, 2003, between Orchid Cellmark Inc. and American Stock Transfer & Trust Company.

99.1	Joint Press Release issued by Laboratory Corporation of America Holdings and Orchid Cellmark Inc., dated April 6, 2011.

*	The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Orchid will furnish supplemental copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orchid Cellmark Inc.

Date: April 6, 2011	By:	/s/ William J. Thomas
	Name:	William J. Thomas
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 5, 2011, by and among Laboratory Corporation of America Holdings, OCM Acquisition Corp., and Orchid Cellmark Inc.*

4.1	Second Amendment, dated April 5, 2011, to Rights Agreement, dated as of July 27, 2001, as amended on March 31, 2003, between Orchid Cellmark Inc. and American Stock Transfer & Trust Company.

99.1	Joint Press Release issued by Laboratory Corporation of America Holdings and Orchid Cellmark Inc., dated April 6, 2011.

*	The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation
S-K. Orchid will furnish supplemental copies of any such schedules to the U.S. Securities and Exchange Commission upon request.